                      LBHI MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of February 15, 2007,
(the "Agreement"), between Lehman Brothers Holdings Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Structured Asset
Securities Corporation II (together with its successors and permitted assigns hereunder, the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans";
and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates") to be identified as the LB-UBS Commercial Mortgage Trust
2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1. One or
more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a
Pooling and Servicing Agreement, to be dated as of February 12, 2007 (the
"Pooling and Servicing Agreement"), between the Purchaser, as depositor, KeyCorp
Real Estate Capital Markets, Inc., as master servicer (the "Master Servicer"),
Midland Loan Services, Inc., as special servicer (the "Special Servicer") and
LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the
Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers
Inc. ("Lehman"), UBS Global Asset Management (US) Inc. ("UBS-AM") and Wachovia
Capital Markets, LLC ("Wachovia" and, together in such capacity, the
"Underwriters"), whereby the Purchaser will sell to the Underwriters all of the
Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a
Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBS-AM (together in such capacity, the
"Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Placement Agents have entered into an
Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.    Agreement to Purchase. The Seller agrees to sell, and
the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule
(the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans accepted by the
Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $2,527,430,347 (the "Initial LBHI Pool Balance")
as of the close of business on the Cut-off Date, after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on
February 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to a

percentage (mutually agreed upon by the parties hereto) of the Initial LBHI Pool
Balance, plus interest accrued on each Mortgage Loan at the related Mortgage
Rate (net of the related Administrative Cost Rate), for the period from and including February 11, 2007 up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2.    Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 6 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller (other than the primary servicing rights) in and to the Mortgage Loans identified on the
Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

            (c)   On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with (i) the Trustee or a
Custodian appointed thereby, a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement, with copies of each Mortgage File to be delivered by the Trustee to, upon request, the Master Servicer (at the expense of the Trustee), within 10 Business Days of such request; and (ii) the Master
Servicer (or, at the direction of the Master Servicer, to the appropriate
Sub-Servicer), or, in the case of an Outside Serviced Trust Mortgage Loan, the applicable Outside Servicer, all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage
Loans. In addition, the Seller shall, in the case of each Mortgage Loan that is an Outside Serviced Trust Mortgage Loan, deliver to and deposit with the master
Servicer, within 45 days of the Closing Date, a copy of the mortgage file that was delivered to the related Outside Trustee under the related Non Trust
Mortgage Loan Securitization Agreement or to a custodian under a custodial agreement that relates solely to such Outside Serviced Trust Mortgage Loan, as applicable.

            (d)   The Seller shall, through an Independent third party (the
"Recording Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording information is available to the Recording Agent), cause (i) each assignment of Mortgage and each assignment of Assignment of Leases, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation in the appropriate public office for real property records, and (ii) such assignments to be delivered to the Trustee following their return by the applicable public recording office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer); provided that, in

                                        2

those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, a certified copy of the recorded original shall be forwarded to the Trustee. If any such document or instrument is lost or returned unrecorded because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording and delivery contemplated in the preceding paragraph, including, without limitation, any out-of-pocket costs and expenses that may be incurred by the Trustee in connection with any such recording or delivery performed by the
Trustee at the Seller's or the Purchaser's request and the fees of the Recording
Agent.

            Pursuant to the Pooling and Servicing Agreement and a letter agreement dated February 27, 2007 (the "Filing Letter Agreement") between
Anthracite Capital Inc. (the "Payee"), the Depositor, the UBS Mortgage Loan
Seller and the Trustee, the Trustee, through a third party (the "Filing Agent")
retained by it, as and in the manner provided in the Pooling and Servicing
Agreement and at the expense of the Payee (and in any event within 45 days following the later of the Closing Date and the date on which all necessary filing information is available to the Filing Agent), is required to cause (i)
each assignment of Uniform Commercial Code financing statements prepared by the
Seller, in favor of, and delivered as part of the related Mortgage File to the
Trustee, to be submitted for filing in the appropriate public office, and (ii)
such assignments to be delivered to the Trustee following their return by the applicable public filing office, with copies of any such returned assignments to be delivered by the Trustee to the Master Servicer, at the expense of the
Seller, at least every 90 days after the Closing Date (or at additional times upon the request of the Master Servicer if reasonably necessary for the ongoing administration and/or servicing of the related Mortgage Loan by the Master
Servicer). The Seller hereby agrees to reasonably cooperate with the Trustee and the Filing Agent with respect to the filing of the assignments of Uniform
Commercial Code financing statements as described in this paragraph and to forward to the Trustee filing confirmation, if any, received in connection with such Uniform Commercial Code financing statements filed in accordance with this paragraph. Notwithstanding the foregoing, to the extent the Trustee provides the
Payee, pursuant to the Filing Letter Agreement, with an invoice for the expenses
(i) reasonably to be incurred in connection with the filings referred to in this paragraph and (ii) required to be paid by the Payee pursuant to the Filing
Letter Agreement, and such expenses are not paid by the Payee in advance of such filings, the Trustee, pursuant to the Pooling and Servicing Agreement and the
Filing Letter Agreement and at the expense of the Seller, shall only be required to cause the Filing Agent to file the assignments of such Uniform Commercial
Code financing statements with respect to Mortgage Loans secured by hotel or hospitality properties.

            (e)   With respect to any Mortgage Loan, (other than an Outside
Serviced Trust Mortgage Loan), the Seller shall deliver to and deposit with the
Master Servicer, within 45 days of the Closing Date, the Mortgage Loan
Origination Documents (other than any document that constitutes part of the
Mortgage File for such Mortgage Loan); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications or correspondence, credit underwriting or due diligence analyses or information, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            (f)   After the Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the

                                        3

Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the
Purchaser.

            (g)   In connection with the obligations of the Master Servicer
under Sections 3.01(e) and 3.19(c) of the Pooling and Servicing Agreement, with regard to each Mortgage Loan (other than an Outside Serviced Trust Mortgage
Loan) that is secured by the interests of the related Mortgagor in a hospitality property (identified on Schedule VI to the Pooling and Servicing Agreement) and
each Mortgage Loan (other than an Outside Serviced Trust Mortgage Loan) that has a related letter of credit, the Seller shall deliver to and deposit with the
Master Servicer, on or before the Closing Date, any related franchise agreement, franchise comfort letter and the original of such letter of credit. Further, in the event, with respect to a Mortgage Loan (other than an Outside Serviced Trust
Mortgage Loan) with a related letter of credit, the Master Servicer determines that a draw under such letter of credit has become necessary under the terms thereof prior to the assignment of such letter of credit having been effected in accordance with Section 3.01(e) of the Pooling and Servicing Agreement, the
Seller shall, upon the written direction of the Master Servicer, use its best efforts to make such draw or to cause such draw to be made on behalf of the
Trustee.

            (h)   Pursuant to the Pooling and Servicing Agreement, the Master
Servicer shall review the documents with respect to each Mortgage Loan delivered by the Seller pursuant to or as contemplated by Section 2(e) and provide the
Seller and the Controlling Class Representative and the Special Servicer with a certificate (the "Master Servicer Certification") within 90 days of the Closing
Date acknowledging its (or the appropriate Sub-Servicer's) receipt as of the date of the Master Servicer Certification of such documents actually received;
provided that such review shall be limited to identifying the document received, the Serviced Trust Mortgage Loan to which it purports to relate, that it appears regular on its face and that it appears to have been executed (where appropriate). Notwithstanding anything to the contrary set forth herein, to the extent the Seller has not been notified in writing of its failure to deliver any document with respect to a Mortgage Loan required to be delivered pursuant to or as contemplated by Section 2(e) hereof prior to the date occurring 18 months following the date of the Master Servicer Certification, the Seller shall have no obligation to provide such document.

            (i)   In addition, on the Closing Date, the Seller shall deliver to the Master Servicer for deposit in the Pool Custodial Account the Initial
Deposits relating to the Mortgage Loans.

            SECTION 3.    Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A)

                                        4

      bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which the Seller is subject, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
      under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the
      Seller or the performance by the Seller of its obligations under this
      Agreement.

                  (vi)    Except for the recordation and/or filing of
      assignments and other transfer documents with respect to the Mortgage
      Loans, as contemplated by Section 2(d) hereof, no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

                  (vii)   No litigation is pending or, to the best of the
      Seller's knowledge, threatened against the Seller that would, in the
      Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the
      Seller of its obligations under this Agreement.

                  (viii)  Under generally accepted accounting principles
      ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the
      Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the
      Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value

                                        5

      of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The
      Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

                  (ix)    No proceedings looking toward merger, liquidation,
      dissolution or bankruptcy of the Seller are pending or contemplated.

            (b)   The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties made by the Purchaser pursuant to Section 2.04(b) of the Pooling and Servicing
Agreement, except that all references therein to the Purchaser shall be deemed to be references to the Seller and all references therein to the Mortgage Pool shall be deemed to be references to all the Securitized Loans.

            SECTION 4.    Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

                  (i)     The Purchaser is a corporation duly organized, validly
      existing and in good standing under the laws of the State of Delaware. The
      Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage
      Loans to the Trustee.

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (iii)   The execution and delivery of this Agreement by the
      Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

                  (iv)    Except as may be required under federal or state
      securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                        6

                  (v)     Under GAAP and for federal income tax purposes, the
      Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the
      Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5.    Notice of Breach; Cure; Repurchase.

            (a)   If the Seller receives written notice or obtains actual
knowledge with respect to any Mortgage Loan (i) that any document constituting a part of clauses (a)(i) through (a)(xiii) (or, in the case of an Outside Serviced
Trust Mortgage Loan, clause (b)(i)) of the definition of "Mortgage File" or a document, if any, specifically set forth on Schedule IX to the Pooling and
Servicing Agreement has not been executed (if applicable) or is missing (a
"Document Defect") or (ii) of a breach of any of the Seller's representations and warranties made pursuant to Section 3(b) hereof (each such breach, a
"Breach") relating to any Mortgage Loan, and such Document Defect or Breach, as of the date specified in the fourth paragraph of Section 2.03(a) to the Pooling and Servicing Agreement, materially and adversely affects the value of the
Mortgage Loan, then such Document Defect shall constitute a "Material Document
Defect" or such Breach shall constitute a "Material Breach", as the case may be.
In the event that the Seller obtains actual knowledge of a Material Document
Defect or Material Breach, then the Seller shall deliver written notification to the Purchaser with respect thereto. Then, following receipt of a
Seller/Depositor Notification with respect to such Material Document Defect or
Material Breach, as the case may be, the Seller shall cure or repurchase the subject Mortgage Loan, as the case may be, if and to the extent the Depositor is required to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in
Section 2.03(a) of the Pooling and Servicing Agreement.

            (b)   In the event the Seller is obligated to repurchase any
Mortgage Loan pursuant to this Section 5, such obligation shall extend to any successor REO Mortgage Loan with respect thereto as to which (A) the subject
Material Breach existed as to the subject predecessor Mortgage Loan prior to the date the related Mortgaged Property became an REO Property or within 90 days thereafter, and (B) as to which the Seller had received, no later than 90 days following the date on which the related Mortgaged Property became an REO
Property, a Seller/Depositor Notification from the Trustee regarding the occurrence of the applicable Material Breach and directing the Seller to repurchase the subject Mortgage Loan.

            (c)   If one or more (but not all) of the Mortgage Loans
constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Seller or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto;
provided that, if such Cross-Collateralized Group is still subject to the
Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an
Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse
Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an
Adverse Rating Event to occur with respect to any Class of Certificates and (ii)
the Controlling Class Representative (if one is

                                        7

acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the
Seller (or by the Depositor) within 10 Business Days of the Controlling Class
Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire
Cross-Collateralized Group in lieu of terminating the cross-collateralization.
All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the
Mortgage Loan(s) to be repurchased. If the cross-collateralization of any
Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether the subject Breach or Document Defect, as the case may be, materially and adversely affects the value of such Cross-Collateralized Group, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (d)   It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to this Section 5 that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller (or as otherwise required to be prepared, executed and delivered under the Pooling and Servicing Agreement), in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage
Loan is to be repurchased as contemplated by this Section 5, the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (e)   Any repurchase of a Mortgage Loan pursuant to this Section 5 shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or
Document Defect. It is understood and agreed that the obligations of the Seller set forth in this Section 5 constitute the sole remedies available to the
Purchaser with respect to any Breach or Document Defect.

            (f)   Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller made by virtue of the Depositor's representation set forth in, or made pursuant to paragraph (xlviii) of Schedule II to the Pooling and Servicing Agreement,
specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related
Mortgagor to bear the reasonable costs and expenses associated with the subject matter of such representation or warranty, as set forth in such representation or warranty, then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of any such reasonable costs and expenses incurred by the Trust that (i) are due from the Mortgagor, (ii) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (iii) have not been paid by the Mortgagor,
(iv) are the basis of such Breach and (v) constitute "Covered Costs". Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances. Amounts deposited in the Pool Custodial Account pursuant to this paragraph shall constitute "Liquidation Proceeds" for all purposes of the
Pooling and Servicing Agreement (other than Section 3.11(c) of the Pooling and
Servicing Agreement).

                                        8

            (g)   In addition, subject to Section 5(f) and the last three
sentences of this paragraph, if the Depositor determines that a Material Breach
(other than a Material Breach of a representation or warranty on the part of the
Depositor set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and Servicing Agreement) or a Material Document Defect with respect to a Mortgage Loan is not capable of being cured in accordance with Section
2.03(a) of the Pooling and Servicing Agreement, then in lieu of repurchasing the subject Mortgage Loan, the Seller shall pay a cash amount equal to the Loss of
Value Payment, and any costs incurred in connection with such Loss of Value
Payment, in each case required to be paid by the Depositor (or, payable by the
Depositor due to the Depositor's exercise of its option) under Section 2.03(e)
of the Pooling and Servicing Agreement, but only if and to the extent the
Depositor is required or elects to do so, in the manner, under the circumstances, subject to the conditions, within the time periods and upon all of the other terms set forth in Section 2.03 of the Pooling and Servicing
Agreement. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Material Breach or Material
Document Defect and the Seller shall not be obligated to otherwise cure such
Material Breach or Material Document Defect or repurchase the affected Mortgage
Loan based on such Material Breach or Material Document Defect under any circumstances. Notwithstanding the foregoing provisions of this Section 5(g), if
95% or more of the loss of value to a Mortgage Loan was caused by a Material
Breach or Material Document Defect, which Material Breach or Material Document
Defect is not capable of being cured, this Section 5(g) shall not apply and the
Seller shall be obligated to repurchase the affected Mortgage Loan at the applicable Purchase Price in accordance with Section 5(a). Furthermore, the
Seller shall not have the option of delivering Loss of Value Payments in connection with any Material Breach relating to a Mortgage Loan's failure to be a Qualified Mortgage. In the event there is a Loss of Value Payment made by the
Seller in accordance with this Section 5(g), the amount of such Loss of Value
Payment shall be deposited into the Loss of Value Reserve Fund to be applied in accordance with Section 3.05(e) of the Pooling and Servicing Agreement.

            (h)   Notwithstanding the foregoing, if there exists a Material
Breach of the representation or warranty on the part of the Seller set forth in and made pursuant to paragraph (xvii) of Schedule II to the Pooling and
Servicing Agreement, and the subject Mortgage Loan becomes a Qualified Mortgage prior to the expiration of the Initial Resolution Period applicable to a
Material Document Defect or Material Breach that affects whether a Mortgage Loan is a Qualified Mortgage, and without otherwise causing an Adverse REMIC Event or an Adverse Grantor Trust Event, then such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such Breach.

            (i)   The parties hereto agree that any controversy or claim arising under Section 5(a), Section 5(b) and/or Section 5(g) of this Agreement shall be resolved in accordance with the Mediation/Arbitration procedures set forth in
Section 2.03(i) of the Pooling and Servicing Agreement. The parties to this
Agreement hereby agree to waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the rights and remedies contained in this Section 5, subject to the conditions set forth in
Section 2.03(i) of the Pooling and Servicing Agreement.

            SECTION 6.    Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, 2
World Financial Center, New York, New York 10281 at 10:00 a.m., New York City
time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the

                                        9

Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b)   Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c)   All documents specified in Section 7 of this Agreement (the
"Closing Documents"), in such forms as are reasonably acceptable to the
Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d)   The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f)   The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g)   Neither the Underwriting Agreement nor the Certificate
Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties hereto agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7.    Closing Documents. The Closing Documents shall consist
of the following:

            (a)   This Agreement duly executed by the Purchaser and the Seller;

            (b)   The Pooling and Servicing Agreement duly executed by the
parties thereto;

            (c)   The Indemnification Agreement duly executed by the parties thereto;

            (d)   A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

            (e)   An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the initial
Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the

                                       10

Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (f)   As certified by an officer of the Seller, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the
Indemnification Agreement, (ii) the organizational documents of the Seller, and
(iii) a certificate of good standing of the Seller issued by the Secretary of
State of the State of Delaware not earlier than 10 days prior to the Closing
Date;

            (g)   A favorable opinion of Thacher Proffitt & Wood LLP, special counsel to the Seller, substantially in the form attached hereto as Exhibit B-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of
Thacher Proffitt & Wood LLP as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h)   A favorable opinion of in-house counsel to the Seller,
substantially in the form attached hereto as Exhibit B-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and
Servicing Agreement;

            (i)   In the event any of the Certificates are mortgage related
securities within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a Certificate of the Seller regarding origination of the
Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the
Securities Exchange Act of 1934, as amended; and

            (j)   Such further certificates, opinions and documents as the
Purchaser may reasonably request.

            SECTION 8.    Costs. The Seller shall pay its Allocable Share of all
reasonable out-of-pocket costs and expenses incurred by the Seller, the initial
Purchaser, the Underwriters, the Placement Agents and the sellers of the Other
Loans to the Purchaser in connection with the securitization of the Securitized
Loans and the other transactions contemplated by this Agreement, the
Underwriting Agreement and the Certificate Purchase Agreement. "Allocable Share"
shall mean a fraction (expressed as a percentage), the numerator of which is the aggregate outstanding principal balance of the Mortgage Loans as of the date of determination, and the denominator of which is the aggregate outstanding principal balance of all of the Securitized Loans on such date of determination.

            SECTION 9.    Grant of a Security Interest. The parties hereto agree
that it is their express intent that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to
secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided

                                       11

for in Section 2 hereof shall be deemed to be a grant by the Seller to the
Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the
Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial
Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the
Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing
Agreement; and, in connection with the foregoing, the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 10.   Notices. All notices, copies, requests, consents,
demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11.   Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the initial Purchaser to the Trustee).

            SECTION 12.   Severability of Provisions. Any part, provision,
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13.   Counterparts. This Agreement may be executed in any
number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                                       12

            SECTION 14.   GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT
WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY
IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW AND SUBJECT
TO SECTION 5(I) HEREOF, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I)
SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN
NEW YORK CITY, TO THE EXCLUSION OF ALL OTHER COURTS, WITH RESPECT TO MATTERS
ARISING OUT OF OR RELATING TO THIS AGREEMENT OTHER THAN MATTERS TO BE SETTLED BY
MEDIATION OR ARBITRATION IN ACCORDANCE WITH SECTION 5(I) HEREOF; (II) AGREES
THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND
DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS, TO THE EXCLUSION OF ALL
OTHER COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN
INCONVENIENT FORUM IN CONNECTION WITH SUCH ACTION OR PROCEEDING COMMENCED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; AND (IV) AGREES THAT A FINAL JUDGMENT IN
ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;
PROVIDED, THAT IN THE EVENT SECTION 5(I) HEREOF IS INAPPLICABLE AND BOTH A NEW
YORK STATE AND A FEDERAL COURT SITTING IN NEW YORK IN WHICH AN ACTION OR
PROCEEDING HAS BEEN DULY AND PROPERLY COMMENCED BY ANY PARTY TO THIS AGREEMENT
REGARDING A MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT HAS REFUSED TO
ACCEPT JURISDICTION OVER OR OTHERWISE HAS NOT ACCEPTED SUCH ACTION OR PROCEEDING
WITHIN, IN THE CASE OF EACH SUCH COURT, 60 DAYS OF THE COMMENCEMENT OR FILING
THEREOF, THEN THE WORDS "TO THE EXCLUSION OF ALL OTHER COURTS" IN CLAUSE (I) AND
CLAUSE (II) OF THIS SENTENCE SHALL NOT APPLY WITH REGARD TO SUCH ACTION OR
PROCEEDING AND THE REFERENCE TO "SHALL" IN CLAUSE (II) OF THIS SECTION SHALL BE
DEEMED TO BE "MAY".

            SECTION 15.   Further Assurances. The Seller and the Purchaser agree
to execute and deliver such instruments and take such further actions as the other such party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.   Successors and Assigns. The rights and obligations of
the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, and their respective successors and permitted assigns.

            SECTION 17.   Amendments. No term or provision of this Agreement may
be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations

                                       13

hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the
Seller has consented to such amendment or modification in writing.

                                       14

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      SELLER

                                      LEHMAN BROTHERS HOLDINGS INC.

                                      By: /s/ Catherine Harnett
                                          -----------------------------
                                      Name: Catherine Harnett
                                      Title: Authorized Signatory

                                      Address for Notices:

                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                      PURCHASER

                                      STRUCTURED ASSET SECURITIES CORPORATION II

                                      By: /s/ David Nass
                                          -----------------------------
                                      Name: David Nass
                                      Title: Senior Vice President

                                      Address for Notices:

                                      Structured Asset Securities Corporation II
                                      745 Seventh Avenue
                                      New York, New York 10019
                                      Attention: Scott Lechner
                                      Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

KEY:             LBB
                 LBHI

 MORTGAGE
LOAN NUMBER                  PROPERTY NAME                            SOURCE                                ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    2A           1745 Broadway                           Lehman Brothers Holdings, Inc.     1745 Broadway
     6           Bethany Maryland Portfolio              Lehman Brothers Bank, FSB          Various
     7           Extendicare Portfolio                   Lehman Brothers Bank, FSB          Various
     8           1166 Avenue of the Americas             Lehman Brothers Holdings, Inc.     1166 Avenue of the Americas
     9           Bethany Houston Portfolio               Lehman Brothers Bank, FSB          Various
    12           Towers at Park Central                  Lehman Brothers Bank, FSB          12750, 12770, 12790 Merit Drive
    14           Royal Country                           Lehman Brothers Bank, FSB          5555 NW 202 Terrace
    17           Sevilla Apartments                      Lehman Brothers Bank, FSB          73373 Country Club Drive
    19           Bethany Austin Portfolio                Lehman Brothers Bank, FSB          Various
    20           Eastland Mall                           Lehman Brothers Bank, FSB          2740 B Eastland Mall
    21           Augusta Apartments                      Lehman Brothers Holdings, Inc.     10175 Spencer Street
    23           Kentucky Oaks Mall                      Lehman Brothers Bank, FSB          5101 Hinkleville Road
    25           Galleria of Key Biscayne, Inc.          Lehman Brothers Bank, FSB          328 Crandon Boulevard
    26           Hunting Oaks Apartments                 Lehman Brothers Bank, FSB          8800 Hunting Lane
    27           Via Mizner                              Lehman Brothers Bank, FSB          333-337 Worth Avenue and 5-94 Via Mizner
    29           Pacific Square                          Lehman Brothers Bank, FSB          1600-1638 Redondo Beach Blvd
    30           401 E. Ocean Blvd.                      Lehman Brothers Bank, FSB          401 E. Ocean Boulevard
    31           North Street Shopping Center            Lehman Brothers Bank, FSB          1 Padanaram Road (Rt. 37)
    32           Sandy Village                           Lehman Brothers Bank, FSB          9451 South 700 East
    34           Verona Woods                            Lehman Ali Inc.                    1535 West San Bernardino Road
    35           BJ's Wholesale Club                     Lehman Brothers Bank, FSB          50 Daniel Street
    37           Catskill Commons                        Lehman Brothers Bank, FSB          265 West Bridge Street
    38           GTECH Office Campus - GTECH             Lehman Brothers Bank, FSB          55 Technology Way
    40           Bethany Blanding Place                  Lehman Brothers Bank, FSB          2121 Burwick Avenue
    41           River Oaks Apartments                   Lehman Brothers Bank, FSB          11291 Harts Road
    42           GTECH Office Campus - Immunex           Lehman Brothers Bank, FSB          55 Technology Way
    44           Midtown Plaza Shopping Center           Lehman Brothers Bank, FSB          Ann Street and Highland Avenue
    45           Meadows at Lakeway Apartments           Lehman Brothers Bank, FSB          235-269 East I-30
    46           Oak Grove Plaza                         Lehman Brothers Bank, FSB          7575-7595 Baymeadows Way
    47           Oaks Mall Plaza                         Lehman Brothers Bank, FSB          6707-6795 Newberry Road
    48           Visalia Plaza                           Lehman Brothers Bank, FSB          3424-3540 S. Mooney Boulevard
    49           Pony Mall                               Lehman Brothers Bank, FSB          1611 Virginia Avenue
    50           Eastern Marketplace I                   Lehman Brothers Bank, FSB          10050, 10090 & 10100 S. Eastern Avenue
    51           Colony at Lakeway Apartments            Lehman Brothers Bank, FSB          1044 East Interstate 30
    52           Inland Valley Terrace Business Center   Lehman Brothers Bank, FSB          27368 Via Industria
    53           Shops at Simi Valley Town Center        Lehman Brothers Bank, FSB          1263 Simi Town Center Way
    57           Tiger Town Phase III                    Lehman Brothers Bank, FSB          2574 Enterprise Drive
    58           Eastern Marketplace III                 Lehman Brothers Bank, FSB          10120 S. Eastern Avenue
    59           Gallery at Warren Conner                Lehman Brothers Bank, FSB          4899 Conner Avenue
    62           Willow Springs Apartments               Lehman Brothers Holdings, Inc.     3402 Preston Avenue
    63           Handsboro Square                        Lehman Brothers Bank, FSB          1307 East Pass Road
    66           Huntcliff Apartments                    Lehman Brothers Holdings, Inc.     2525 St. Christopher Avenue
    68           Raintree Apartments                     Lehman Brothers Holdings, Inc.     3300 Rollingbrook Drive
    69           Grove                                   Lehman Brothers Bank, FSB          1500 Iowa Avenue
    71           Eastern Marketplace II                  Lehman Brothers Bank, FSB          10000, 10010, 10020, 10080, 10140 &
                                                                                            10160 S. Eastern Avenue
    72           Brandon Parkway                         Lehman Brothers Bank, FSB          2052-2092 Badlands Drive
    74           Publix Supermarket - Palm Beach Plaza   Lehman Brothers Bank, FSB          6820 W. Okeechobee Boulevard
    75           Trace at Lakeway Apartments             Lehman Brothers Bank, FSB          3500,3501,3601,3701,3600 and 3805 Easton
                                                                                            Meadows Drive
    76           Geist Center                            Lehman Brothers Bank, FSB          11625-11715 Fox Road
    79           Rock Springs                            Lehman Brothers Bank, FSB          9000 Town Park Drive
    81           Lowe's - Westshore Plaza                Lehman Brothers Bank, FSB          2035 E. Sherman Blvd.
    83           Place at Lakeway Apartments             Lehman Brothers Bank, FSB          4001 Easton Meadows Drive
    86           OSO Parkway                             Lehman Brothers Bank, FSB          26342 Oso Parkway
    87           Walgreens - Hazelwood                   Lehman Brothers Bank, FSB          7398 North Lindbergh Boulevard
    88           Grandview Meadows III                   Lehman Brothers Bank, FSB          840 Grandview Meadows Drive
    89           Iliff Crossing Shopping Center          Lehman Brothers Bank, FSB          16711 East Iliff Avenue
    91           1431 Kingsland Building                 Lehman Brothers Bank, FSB          1431 Kingsland Avenue
    93           Tops Market - Batavia                   Lehman Brothers Bank, FSB          390 West Main Street
    94           Puget Park Shopping Center              Lehman Brothers Bank, FSB          520 128th Street S.W.
    95           Garden City Crossing                    Lehman Brothers Bank, FSB          901 Garden City Connector
    98           Lubbock Square Apartments               Lehman Brothers Bank, FSB          4602 50th Street
    99           LAUSD Office Building                   Lehman Brothers Bank, FSB          13545 Van Nuys Boulevard
    101          Steele Creek Commons                    Lehman Brothers Bank, FSB          Southwest corner of South Tyron Street &
                                                                                            Sandy Porter Road
    104          Walgreens Lombard                       Lehman Brothers Bank, FSB          225 East Roosevelt Road
    106          Walgreens Lansing                       Lehman Brothers Bank, FSB          18133 Torrence Avenue
    107          WalMart Plaza                           Lehman Brothers Bank, FSB          1200 East Walnut Street
    109          Walgreens Indian Head Park              Lehman Brothers Bank, FSB          6600 Willow Springs Road
    110          SecurCare 603 and 606                   Lehman Brothers Bank, FSB          Various
    111          West Bay Village                        Lehman Brothers Bank, FSB          201-251 &301-351 West Bay Drive
    113          Price Chopper - Fulton                  Lehman Brothers Bank, FSB          12 West 1st Street
    115          Walgreens - Union                       Lehman Brothers Bank, FSB          807 Highway 50 East
    116          Holiday Inn Express - Tyler             Lehman Brothers Bank, FSB          3247 West Gentry Parkway
    117          Ridgewood Apartments                    Lehman Brothers Bank, FSB          2100 Apalachee Parkway
    119          Sawgrass Executive Center, Building A   Lehman Brothers Bank, FSB          400 Sawgrass Corporate Parkway
    123          Maple Creek and Waconia                 Lehman Brothers Bank, FSB          Various
    124          Tradewinds Plaza                        Lehman Brothers Bank, FSB          Southeast corner of US Highway 501 and
                                                                                            3rd Avenue North
    125          Mizner City Center                      Lehman Brothers Bank, FSB          1700  North Dixie Highway
    127          Ark Self Storage                        Lehman Brothers Bank, FSB          12420 Starkey Road
    128          One Camden Court                        Lehman Brothers Bank, FSB          12411 Antoine Road
    130          Shops at Railey Hill                    Lehman Brothers Bank, FSB          115 Heaths Way Road
    131          Salida Shoppes                          Lehman Brothers Holdings, Inc.     3455 North Salida Street
    132          1251 N. Highway 287                     Lehman Brothers Bank, FSB          1251 North Highway 287
    133          Acworth Outparcel                       Lehman Brothers Bank, FSB          3348 North Cobb Parkway
    136          340 W. Ponce De Leon                    Lehman Brothers Bank, FSB          340 West Ponce De Leon Avenue
    137          Action's Self Storage                   Lehman Brothers Bank, FSB          3825 Parker Rd
    139          Holly Bend Apartments                   Lehman Brothers Bank, FSB          7112 Holly Hill Drive
    140          Starbucks - Bradenton                   Lehman Brothers Bank, FSB          7386 52nd Place East
    141          MRFM Office Building                    Lehman Brothers Bank, FSB          10330 Hardin Valley Road

 MORTGAGE                                                             CUT-OFF DATE            MONTHLY
LOAN NUMBER            CITY           STATE          ZIP CODE           BALANCE             P&I PAYMENT             MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------------------

    2A           New York             NY               10019           255,000,000           1,631,685.19                 5.68000
     6           Various              MD              Various          150,400,000             727,994.66                 5.72890
     7           Various              VR              Various          125,000,000             855,959.02                 6.65250
     8           New York             NY               10036           110,000,000             517,488.89                 5.56800
     9           Various              TX              Various          102,280,000             519,928.66                 6.01650
    12           Dallas               TX               75251            64,000,000             308,222.22                 5.70000
    14           Miami                FL               33055            54,000,000             264,168.75                 5.79000
    17           Palm Desert          CA               92260            48,000,000             229,138.89                 5.65000
    19           Austin               TX              Various           44,000,000             215,620.37                 5.80000
    20           Columbus             OH               43232            43,000,000             254,086.48                 5.86500
    21           Las Vegas            NV               89123            30,000,000             153,350.69                 6.05000
    23           Paducah              KY               42001            29,933,608             202,404.72                 5.26500
    25           Key Biscayne         FL               33149            25,000,000             144,783.41                 5.68000
    26           Laurel               MD               20708            25,000,000             122,089.12                 5.78000
    27           Palm Beach           FL               33480            23,920,000             141,113.87                 5.85000
    29           Gardena              CA               90247            23,000,000             137,305.69                 5.96000
    30           Long Beach           CA               90802            22,000,000             128,106.65                 5.73000
    31           Danbury              CT                6811            20,000,000             119,267.94                 5.95000
    32           Sandy                UT               84070            20,000,000             116,080.09                 5.70000
    34           West Covina          CA               91790            19,250,000              95,472.42                 5.87000
    35           Farmingdale          NY               11735            19,000,000             108,476.71                 5.55000
    37           Catskill             NY               12414            18,100,000              89,004.24                 5.82000
    38           West Greenwich       RI                2817            18,025,000             105,762.24                 5.80000
    40           Orange Park          FL               32073            16,700,000              84,377.52                 5.98000
    41           Jacksonville         FL               32218            16,500,000              96,289.52                 5.75000
    42           West Greenwich       RI                2817            15,975,000              93,733.80                 5.80000
    44           Montgomery           AL               36106            15,680,000              97,874.08                 6.38000
    45           Garland              TX               75043            15,560,000              77,434.41                 5.89000
    46           Jacksonville         FL               32256            14,750,000              85,609.06                 5.70000
    47           Gainsville           FL               32605            14,500,000              84,158.06                 5.70000
    48           Visalia              CA               93277            13,600,000              79,971.71                 5.82000
    49           North Bend           OR               97459            13,500,000              80,505.86                 5.95000
    50           Henderson            NV               89052            13,200,000              79,395.44                 6.03000
    51           Garland              TX               75043            13,100,000              65,192.21                 5.89000
    52           Temecula             CA               92590            12,739,265              75,951.55                 5.94000
    53           Simi Valley          CA               93065            12,500,000              62,945.60                 5.96000
    57           Opelika              AL               36801            10,770,000              51,413.04                 5.65000
    58           Henderson            NV               89052            10,500,000              63,155.47                 6.03000
    59           Detroit              MI               48215            10,500,000              62,212.16                 5.89000
    62           Pasadena             TX               77506             9,550,000              44,862.89                 5.56000
    63           Gulfport             MS               39507             9,500,000              59,734.42                 6.45000
    66           League City          TX               77573             9,150,000              42,983.82                 5.56000
    68           Baytown              TX               77521             9,000,000              42,279.17                 5.56000
    69           Riverside            CA               92507             9,000,000              52,521.56                 5.75000
    71           Henderson            NV               89052             7,800,000              46,915.49                 6.03000
    72           Brandon              FL               33511             7,700,000              46,214.91                 6.01000
    74           West Palm Beach      FL               33411             7,550,000              36,424.38                 5.71000
    75           Garland              TX               75043             7,520,000              37,423.31                 5.89000
    76           Indianapolis         IN               46236             7,484,000              42,964.07                 5.60000
    79           Houston              TX               77036             6,600,000              38,014.16                 5.63000
    81           Muskegon             MI               49444             6,100,000              36,298.51                 5.93000
    83           Garland              TX               75043             5,800,000              28,863.73                 5.89000
    86           Mission Viejo        CA               92691             5,600,000              34,589.50                 6.28000
    87           Hazelwood            MO               63042             5,584,564              33,072.45                 5.86000
    88           Longmont             CO               80503             5,450,000              27,582.42                 5.99000
    89           Aurora               CO               80013             5,250,000              31,476.40                 6.00000
    91           St Louis             MO               63133             5,193,389              33,567.27                 6.02000
    93           Batavia              NY               14020             5,000,000              30,090.13                 6.03500
    94           Everett              WA               98204             4,890,000              28,848.11                 5.85000
    95           Murrells Inlet       SC               29576             4,871,501              28,695.73                 5.82000
    98           Lubbock              TX               79414             4,550,000              26,726.25                 5.81000
    99           Pacoima              CA               91331             4,496,221              26,835.29                 5.95000
    101          Charlotte            NC               28273             4,300,000              25,175.64                 5.78000
    104          Lombard              IL               60148             4,125,000              19,900.74                 5.71000
    106          Lansing              IL               60438             4,000,000              19,297.69                 5.71000
    107          Watseka              IL               60970             3,996,693              24,007.74                 6.01000
    109          Indian Head Park     IL               60525             3,875,000              18,694.63                 5.71000
    110          Colorado Springs     CO              Various            3,800,000              22,660.91                 5.95000
    111          Largo                FL               33770             3,800,000              22,466.29                 5.87000
    113          Fulton               NY               13069             3,793,931              23,150.67                 6.15000
    115          Union                MO               63084             3,689,777              21,827.81                 5.85000
    116          Tyler                TX               75702             3,636,517              24,553.91                 6.46000
    117          Tallahassee          FL               32301             3,600,000              21,815.81                 6.10000
    119          Sunrise              FL               33325             3,400,000              19,884.70                 5.77000
    123          Various              MN              Various            3,160,000              18,945.80                 6.00000
    124          Myrtle Beach         SC               29577             3,150,000              18,542.94                 5.83000
    125          Boca Raton           FL               33432             3,100,000              18,845.95                 6.13000
    127          Largo                FL               33773             2,892,390              17,517.69                 6.07000
    128          Houston              TX               77067             2,860,000              16,690.18                 5.75000
    130          Midlothian           VA               23114             2,475,000              14,522.14                 5.80000
    131          Aurora               CO               80011             2,400,000              14,327.55                 5.96000
    132          Mansfield            TX               76063             2,000,000               9,902.31                 5.86000
    133          Acworth              GA               30101             2,000,000              12,746.77                 6.58000
    136          Decatur              GA               30030             1,895,304              11,785.26                 6.32000
    137          Wylie                TX               75098             1,795,187              10,780.34                 5.99000
    139          Dallas               TX               75231             1,438,000               8,391.78                 5.75000
    140          Bradenton            FL               34203             1,400,000               8,420.73                 6.03000
    141          Knoxville            TN               37932             1,225,000               7,383.92                 6.05000

 MORTGAGE            REMAINING                                     REMAINING                    INTEREST              ADMINISTRATIVE
LOAN NUMBER      TERM TO MATURITY        MATURITY DATE         AMORTIZATION TERM              ACCRUAL BASIS             COST RATE(%)
------------------------------------------------------------------------------------------------------------------------------------

    2A                        119            1/11/2017                         0                Act/360                   0.02054
     6                         58           12/11/2011                         0                Act/360                   0.02054
     7                         57           11/11/2011                       300                Act/360                   0.02054
     8                        119            1/11/2017                         0                Act/360                   0.02054
     9                         58           12/11/2011                         0                Act/360                   0.02054
    12                         59            1/11/2012                         0                Act/360                   0.04054
    14                        118           12/11/2016                         0                Act/360                   0.02054
    17                        118           12/11/2016                         0                Act/360                   0.02054
    19                         59            1/11/2012                         0                Act/360                   0.02054
    20                        118           12/11/2016                       360                Act/360                   0.02054
    21                         57           11/11/2011                         0                Act/360                   0.02054
    23                        119             1/1/2017                       239                Act/360                   0.02054
    25                        119            1/11/2017                       360                Act/360                   0.02054
    26                        117           11/11/2016                         0                Act/360                   0.02054
    27                        117           11/11/2016                       360                Act/360                   0.02054
    29                        119            1/11/2017                       360                Act/360                   0.02054
    30                        118           12/11/2016                       360                Act/360                   0.02054
    31                        119            1/11/2017                       360                Act/360                   0.08054
    32                        119            1/11/2017                       360                Act/360                   0.02054
    34                         59            1/11/2012                         0                Act/360                   0.02054
    35                        118           12/11/2016                       360                Act/360                   0.02054
    37                        118           12/11/2016                         0                Act/360                   0.02054
    38                        119            1/11/2017                       360                Act/360                   0.04054
    40                         59            1/11/2012                         0                Act/360                   0.02054
    41                         58           12/11/2011                       360                Act/360                   0.08054
    42                        119            1/11/2017                       360                Act/360                   0.04054
    44                        142           12/11/2018                       360                Act/360                   0.06054
    45                        118           12/11/2016                         0                Act/360                   0.02054
    46                        119            1/11/2017                       360                Act/360                   0.02054
    47                        119            1/11/2017                       360                Act/360                   0.02054
    48                        118           12/11/2016                       360                Act/360                   0.02054
    49                        119            1/11/2017                       360                Act/360                   0.02054
    50                        117           11/11/2016                       360                Act/360                   0.02054
    51                        118           12/11/2016                         0                Act/360                   0.02054
    52                        119            1/11/2017                       359                Act/360                   0.02054
    53                        118           12/11/2016                         0                Act/360                   0.08054
    57                        119            1/11/2017                         0                Act/360                   0.02054
    58                        117           11/11/2016                       360                Act/360                   0.02054
    59                        118           12/11/2016                       360                Act/360                   0.02054
    62                        119            1/11/2017                         0                Act/360                   0.02054
    63                        178           12/11/2021                       360                Act/360                   0.02054
    66                        119            1/11/2017                         0                Act/360                   0.02054
    68                        119            1/11/2017                         0                Act/360                   0.02054
    69                        118           12/11/2016                       360                Act/360                   0.08054
    71                        117           11/11/2016                       360                Act/360                   0.02054
    72                        118           12/11/2016                       360                Act/360                   0.08054
    74                        119            1/11/2017                         0                Act/360                   0.02054
    75                        118           12/11/2016                         0                Act/360                   0.02054
    76                        118           12/11/2016                       360                Act/360                   0.02054
    79                        118           12/11/2016                       360                Act/360                   0.02054
    81                        118           12/11/2016                       360                Act/360                   0.02054
    83                        118           12/11/2016                         0                Act/360                   0.02054
    86                        118           12/11/2016                       360                Act/360                   0.02054
    87                        117           11/11/2016                       357                Act/360                   0.02054
    88                        119            1/11/2017                         0                Act/360                   0.02054
    89                        117           11/11/2016                       360                Act/360                   0.07054
    91                        119            1/11/2017                       299                Act/360                   0.07054
    93                        118           12/11/2016                       360                Act/360                   0.02054
    94                        116           10/11/2016                       360                Act/360                   0.08054
    95                        118           12/11/2016                       358                Act/360                   0.02054
    98                        118           12/11/2016                       360                Act/360                   0.02054
    99                         83            1/11/2014                       359                Act/360                   0.02054
    101                       119            1/11/2017                       360                Act/360                   0.02054
    104                       119            1/11/2017                         0                Act/360                   0.02054
    106                       119            1/11/2017                         0                Act/360                   0.02054
    107                       119            1/11/2017                       359                Act/360                   0.02054
    109                       119            1/11/2017                         0                Act/360                   0.02054
    110                       116           10/11/2016                       360                Act/360                   0.08054
    111                       118           12/11/2016                       360                Act/360                   0.08054
    113                       118           12/11/2016                       358                Act/360                   0.02054
    115                       117           11/11/2016                       357                Act/360                   0.02054
    116                       117           11/11/2016                       297                Act/360                   0.02054
    117                       117           11/11/2016                       360                Act/360                   0.02054
    119                        82           12/11/2013                       360                Act/360                   0.06054
    123                       119            1/11/2017                       360                Act/360                   0.08054
    124                       119            1/11/2017                       360                Act/360                   0.02054
    125                        56           10/11/2011                       360                Act/360                   0.08054
    127                       117           11/11/2016                       357                Act/360                   0.08054
    128                       119            1/11/2017                       360                Act/360                   0.02054
    130                       118           12/11/2016                       360                Act/360                   0.02054
    131                       117           11/11/2016                       360                Act/360                   0.08054
    132                       119            1/11/2017                         0                Act/360                   0.02054
    133                       119            1/11/2017                       360                Act/360                   0.02054
    136                       117           11/11/2016                       357                Act/360                   0.02054
    137                       117           11/11/2016                       357                Act/360                   0.02054
    139                       119            1/11/2017                       360                Act/360                   0.02054
    140                       120            2/11/2017                       360                Act/360                   0.02054
    141                       118           12/11/2016                       360                Act/360                   0.02054

 MORTGAGE               PRIMARY                                             MORTGAGE LOAN
LOAN NUMBER          SERVICING FEE (%)           GROUND LEASE?                 SELLER                             DEFEASANCE
------------------------------------------------------------------------------------------------------------------------------------

    2A                         N/A               Leasehold                  LB                        Defeasance
     6                         N/A               Fee Simple                 LB                        Defeasance
     7                        0.01               Fee Simple                 LB                        Yield Maintenance/Defeasance
     8                         N/A               Fee Simple                 LB                        Defeasance
     9                         N/A               Fee Simple                 LB                        Defeasance
    12                         N/A               Fee Simple                 LB                        Yield Maintenance
    14                         N/A               Fee Simple                 LB                        Yield Maintenance/Defeasance
    17                         N/A               Fee Simple                 LB                        Defeasance
    19                         N/A               Fee Simple                 LB                        Defeasance
    20                         N/A               Fee Simple                 LB                        Defeasance
    21                         N/A               Fee Simple                 LB                        Defeasance
    23                         N/A               Fee Simple                 LB                        Defeasance
    25                         N/A               Fee Simple                 LB                        Defeasance
    26                         N/A               Fee Simple                 LB                        Defeasance
    27                         N/A               Fee Simple                 LB                        Defeasance
    29                         N/A               Fee Simple                 LB                        Defeasance
    30                         N/A               Fee Simple                 LB                        Defeasance
    31                         N/A               Fee Simple                 LB                        Defeasance
    32                         N/A               Fee Simple                 LB                        Defeasance
    34                         N/A               Fee Simple                 LB                        Yield Maintenance
    35                         N/A               Fee Simple                 LB                        Defeasance
    37                         N/A               Fee Simple                 LB                        Yield Maintenance
    38                         N/A               Fee Simple                 LB                        Defeasance
    40                         N/A               Fee Simple                 LB                        Defeasance
    41                         N/A               Fee Simple                 LB                        Yield Maintenance
    42                         N/A               Fee Simple                 LB                        Defeasance
    44                         N/A               Fee Simple                 LB                        Defeasance
    45                         N/A               Fee Simple                 LB                        Defeasance
    46                         N/A               Fee Simple                 LB                        Defeasance
    47                         N/A               Fee Simple                 LB                        Defeasance
    48                         N/A               Fee Simple                 LB                        Defeasance
    49                         N/A               Fee Simple                 LB                        Defeasance
    50                         N/A               Fee Simple                 LB                        Defeasance
    51                         N/A               Fee Simple                 LB                        Defeasance
    52                         N/A               Fee Simple                 LB                        Defeasance
    53                         N/A               Fee Simple                 LB                        Defeasance
    57                         N/A               Fee Simple                 LB                        Defeasance
    58                         N/A               Fee Simple                 LB                        Defeasance
    59                         N/A               Fee Simple                 LB                        Defeasance
    62                         N/A               Fee Simple                 LB                        Defeasance
    63                         N/A               Fee Simple                 LB                        Yield Maintenance
    66                         N/A               Fee Simple                 LB                        Defeasance
    68                         N/A               Fee Simple                 LB                        Defeasance
    69                         N/A               Fee Simple                 LB                        Defeasance
    71                         N/A               Fee Simple                 LB                        Defeasance
    72                         N/A               Fee Simple                 LB                        Defeasance
    74                         N/A               Fee Simple                 LB                        Defeasance
    75                         N/A               Fee Simple                 LB                        Defeasance
    76                         N/A               Fee Simple                 LB                        Defeasance
    79                         N/A               Fee Simple                 LB                        Defeasance
    81                         N/A               Fee Simple                 LB                        Defeasance
    83                         N/A               Fee Simple                 LB                        Defeasance
    86                         N/A               Fee Simple                 LB                        Defeasance
    87                         N/A               Fee Simple                 LB                        Defeasance
    88                         N/A               Fee Simple                 LB                        Yield Maintenance
    89                         N/A               Fee Simple                 LB                        Defeasance
    91                         N/A               Fee Simple                 LB                        Defeasance
    93                         N/A               Fee Simple                 LB                        Defeasance
    94                         N/A               Fee Simple                 LB                        Defeasance
    95                         N/A               Fee Simple                 LB                        Defeasance
    98                         N/A               Fee Simple                 LB                        Defeasance
    99                         N/A               Fee Simple                 LB                        Defeasance
    101                        N/A               Fee Simple                 LB                        Defeasance
    104                        N/A               Fee Simple                 LB                        Defeasance
    106                        N/A               Fee Simple                 LB                        Defeasance
    107                        N/A               Fee Simple                 LB                        Defeasance
    109                        N/A               Fee Simple                 LB                        Defeasance
    110                        N/A               Fee Simple                 LB                        Yield Maintenance
    111                        N/A               Fee Simple                 LB                        Defeasance
    113                        N/A               Fee Simple                 LB                        Defeasance
    115                        N/A               Fee Simple                 LB                        Defeasance
    116                        N/A               Fee Simple                 LB                        Defeasance
    117                        N/A               Fee Simple                 LB                        Defeasance
    119                        N/A               Fee Simple                 LB                        Defeasance
    123                        N/A               Fee Simple                 LB                        Defeasance
    124                        N/A               Fee Simple                 LB                        Defeasance
    125                        N/A               Fee Simple                 LB                        Defeasance
    127                        N/A               Fee Simple                 LB                        Defeasance
    128                        N/A               Fee Simple                 LB                        Yield Maintenance
    130                        N/A               Fee Simple                 LB                        Defeasance
    131                        N/A               Fee Simple                 LB                        Defeasance
    132                        N/A               Fee Simple                 LB                        Defeasance
    133                        N/A               Fee Simple                 LB                        Defeasance
    136                        N/A               Fee Simple                 LB                        Defeasance
    137                        N/A               Fee Simple                 LB                        Defeasance
    139                        N/A               Fee Simple                 LB                        Defeasance
    140                        N/A               Fee Simple                 LB                        Defeasance
    141                        N/A               Fee Simple                 LB                        Defeasance

 MORTGAGE          ARD MORTGAGE               ANTICIPATED               ADDITIONAL               CROSS                 MORTGAGE LOAN
LOAN NUMBER            LOAN                  REPAYMENT DATE           INTEREST RATE          COLLATERALIZED                GROUP
------------------------------------------------------------------------------------------------------------------------------------

    2A             No                        N/A                      N/A                    No                                1
     6             No                        N/A                      N/A                    No                                2
     7             No                        N/A                      N/A                    No                                1
     8             No                        N/A                      N/A                    No                                1
     9             No                        N/A                      N/A                    No                                2
    12             No                        N/A                      N/A                    No                                1
    14             No                        N/A                      N/A                    No                                2
    17             No                        N/A                      N/A                    No                                2
    19             No                        N/A                      N/A                    No                                2
    20             No                        N/A                      N/A                    No                                1
    21             No                        N/A                      N/A                    No                                2
    23             No                        N/A                      N/A                    No                                1
    25             No                        N/A                      N/A                    No                                1
    26             No                        N/A                      N/A                    No                                2
    27             No                        N/A                      N/A                    No                                1
    29             No                        N/A                      N/A                    No                                1
    30             No                        N/A                      N/A                    No                                1
    31             No                        N/A                      N/A                    No                                1
    32             No                        N/A                      N/A                    No                                1
    34             No                        N/A                      N/A                    No                                2
    35             No                        N/A                      N/A                    No                                1
    37             No                        N/A                      N/A                    No                                1
    38             No                        N/A                      N/A                    Yes(LB-K)                         1
    40             No                        N/A                      N/A                    No                                2
    41             No                        N/A                      N/A                    No                                2
    42             No                        N/A                      N/A                    Yes(LB-K)                         1
    44             No                        N/A                      N/A                    No                                1
    45             No                        N/A                      N/A                    No                                2
    46             No                        N/A                      N/A                    No                                1
    47             No                        N/A                      N/A                    No                                1
    48             No                        N/A                      N/A                    No                                1
    49             No                        N/A                      N/A                    No                                1
    50             No                        N/A                      N/A                    No                                1
    51             No                        N/A                      N/A                    No                                2
    52             No                        N/A                      N/A                    No                                1
    53             No                        N/A                      N/A                    No                                1
    57             No                        N/A                      N/A                    No                                1
    58             No                        N/A                      N/A                    No                                1
    59             No                        N/A                      N/A                    No                                1
    62             No                        N/A                      N/A                    No                                2
    63             No                        N/A                      N/A                    No                                1
    66             No                        N/A                      N/A                    No                                2
    68             No                        N/A                      N/A                    No                                2
    69             No                        N/A                      N/A                    No                                1
    71             No                        N/A                      N/A                    No                                1
    72             No                        N/A                      N/A                    No                                1
    74             No                        N/A                      N/A                    No                                1
    75             No                        N/A                      N/A                    No                                2
    76             No                        N/A                      N/A                    No                                1
    79             No                        N/A                      N/A                    No                                2
    81             No                        N/A                      N/A                    No                                1
    83             No                        N/A                      N/A                    No                                2
    86             No                        N/A                      N/A                    No                                1
    87             No                        N/A                      N/A                    No                                1
    88             No                        N/A                      N/A                    No                                2
    89             No                        N/A                      N/A                    No                                1
    91             No                        N/A                      N/A                    No                                1
    93             No                        N/A                      N/A                    No                                1
    94             No                        N/A                      N/A                    No                                1
    95             No                        N/A                      N/A                    No                                1
    98             No                        N/A                      N/A                    No                                2
    99             No                        N/A                      N/A                    No                                1
    101            No                        N/A                      N/A                    No                                1
    104            No                        N/A                      N/A                    Yes(LB-D)                         1
    106            No                        N/A                      N/A                    No                                1
    107            No                        N/A                      N/A                    No                                1
    109            No                        N/A                      N/A                    Yes(LB-D)                         1
    110            No                        N/A                      N/A                    No                                1
    111            No                        N/A                      N/A                    No                                1
    113            No                        N/A                      N/A                    No                                1
    115            No                        N/A                      N/A                    No                                1
    116            No                        N/A                      N/A                    No                                1
    117            No                        N/A                      N/A                    No                                2
    119            No                        N/A                      N/A                    No                                1
    123            No                        N/A                      N/A                    No                                1
    124            No                        N/A                      N/A                    No                                1
    125            No                        N/A                      N/A                    No                                1
    127            No                        N/A                      N/A                    No                                1
    128            No                        N/A                      N/A                    No                                2
    130            No                        N/A                      N/A                    No                                1
    131            No                        N/A                      N/A                    No                                1
    132            No                        N/A                      N/A                    No                                1
    133            No                        N/A                      N/A                    No                                1
    136            No                        N/A                      N/A                    No                                1
    137            No                        N/A                      N/A                    No                                1
    139            No                        N/A                      N/A                    No                                2
    140            No                        N/A                      N/A                    No                                1
    141            No                        N/A                      N/A                    No                                1

                                       A-1

                                                     Thacher Proffitt & Wood LLP
[LOGO] THACHER                                       Two World Financial Center
       PROFFITT                                      New York, NY 10281
                                                     (212) 912-7400

                                                     Fax: (212) 912-7751
                                                     www.tpw.com

                                   EXHIBIT B-1

                     OPINION OF THACHER PROFFITT & WOOD LLP

                                                  February 27, 2007

To the parties listed on Annex A hereto

      LB-UBS Commercial Mortgage Trust 2007-C1
      Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Ladies and Gentlemen:

      We have acted as counsel to Structured Asset Securities Corporation II
(the "Depositor"), Lehman Brothers Inc. ("LBI"), LUBS Inc. ("LUBS") and Lehman
Brothers Holdings Inc. ("LBHI") in connection with (i) the LBHI Mortgage Loan
Purchase Agreement, dated as of February 15, 2007 (the "LBHI Sale Agreement"), between LBHI and the Depositor, relating to certain mortgage loans
(collectively, the "LBHI Mortgage Loans"), (ii) the LUBS Mortgage Loan Purchase
Agreement, dated as of February 15, 2007 (the "LUBS Sale Agreement"; and,
together with the LBHI Sale Agreement, the "Lehman Sale Agreements") between
LUBS, the Depositor and LBHI (together with LUBS, the "Lehman Sellers"), relating to certain mortgage loans (collectively, the "LUBS Mortgage Loans" and, collectively with the LBHI Mortgage Loans, the "Lehman Mortgage Loans"), (iii)
the Wachovia Mortgage Loan Purchase Agreement, dated as of February 15, 2007
(the "Wachovia Sale Agreement"), between Wachovia Bank, National Association
("Wachovia") and the Depositor, relating to a certain mortgage loan (the
"Wachovia Mortgage Loan"), (iv) the UBS Mortgage Loan Purchase Agreement, dated as of February 15, 2007 (the "UBS Sale Agreement"; and, together with the
Wachovia Sale Agreement, the "Other Sale Agreements"), between UBS Real Estate
Investments Inc. ("UBSREI"; and, together with Wachovia, the "Other Sellers")
and the Depositor, relating to certain mortgage loans (collectively, the "UBS
Mortgage Loans"; and, collectively with the Wachovia Mortgage Loan, the "Other
Mortgage Loans"), (v) the Pooling and Servicing Agreement, dated as of February
12, 2007 (the "Pooling and Servicing Agreement"), between the Depositor, KeyCorp
Real Estate Capital Markets, Inc. ("KeyCorp"), Midland Loan Services, Inc.
("Midland") and LaSalle Bank National Association ("LaSalle"), pursuant to which were issued mortgage pass-through certificates (the "Certificates"), (vi) the
Underwriting Agreement, dated as of February 15, 2007 (the "Underwriting
Agreement"), between LBHI, the Depositor, UBSREI and LBI, UBS Global Asset
Management (US) Inc. ("UBS-AM") and Wachovia Capital Markets, LLC ("WCM");
collectively with LBI and UBS-AM, the "Underwriters"), (vii)

New York, NY     Washington, DC     White Plains, NY     Summit, NJ
                              Mexico City, Mexico

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 3.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

the Certificate Purchase Agreement, dated as of February 15, 2007 (the
"Certificate Purchase Agreement"), between the Depositor and LBI and UBS-AM
(together, the "Initial Purchasers"), (viii) the LBHI Indemnification Agreement, dated as of February 15, 2007 (the "LBHI Indemnification Agreement"), between
LBHI, the Depositor, LBI, UBS-AM and WCM, (ix) the UBS Indemnification
Agreement, dated as of February 15, 2007 (the "UBS Indemnification Agreement"),
between UBSREI, the Depositor, LBI, UBS-AM and WCM, (x) the Wachovia
Indemnification Agreement, dated as of February 15, 2007 (the "Wachovia
Indemnification Agreement"), between Wachovia, the Depositor, LBI, UBS-AM and
WCM, (xi) the KRECM Master Servicer Indemnification Agreement, dated as of
February 15, 2007 (the "Master Servicer Indemnification Agreement"), between the
Depositor, LBI, UBS-AM, WCM and KeyCorp, (xii) the Wachovia Master Servicer
Indemnification Agreement, dated as of February 15, 2007 (the "Wachovia Master
Servicer Indemnification Agreement"), between Wachovia, the Depositor, LBI,
UBS-AM and WCM, (xiii) the Midland Special Servicer Indemnification Agreement,
dated as of February 15, 2007 (the "Special Servicer Indemnification
Agreement"), between the Depositor, LBI, UBS-AM, WCM and Midland, (xiv) the
Trustee Indemnification Agreement, dated as of February 15, 2007 (the "Trustee
Indemnification Agreement"; and, collectively with the above Indemnification
Agreements, the "Indemnification Agreements"), between the Depositor, LBI,
UBS-AM, WCM and LaSalle, (xv) the Registration Statement on Form S-3 (No.
129844) (the "Registration Statement") filed with the Securities and Exchange
Commission (the "Commission"), and (xvi) the following documents and other items, each of which relates to one or more classes of the Certificates; (A) the
Free Writing Prospectus, dated February 8, 2007, that refers to itself as "this offering prospectus" (the "Transaction Free Writing Prospectus"), as filed by the Depositor with the Commission on or about February 8, 2007; (B) the Free
Writing Prospectus, dated February 8, 2007, that was in the form of a flipbook
(the "Flipbook Free Writing Prospectus"), as filed by the Depositor with the
Commission on or about February 8, 2007; (C) the Free Writing Prospectus, dated
February 15, 2007 (the "Bloomberg Notice"), as filed by the Depositor with the
Commission on or about February 16, 2007; (D) the Prospectus Supplement, dated
February 15, 2007 (the "Prospectus Supplement"); (E) the Prospectus, dated
February 6, 2007 (the "Basic Prospectus"; and together with the Prospectus
Supplement, the "Prospectus"); and (F) the Offering Memorandum, dated February
15, 2007 (the "Memorandum"). The Lehman Sale Agreements, the Other Sale
Agreements, the Pooling and Servicing Agreement, the Underwriting Agreement, the
Certificate Purchase Agreement and the Indemnification Agreements are
collectively referred to herein as the "Agreements." Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

      In rendering this opinion letter, as to relevant factual matters we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in any opinion expressed below, we have assumed, to the extent relevant to the opinions expressed herein (i) the authenticity of all documents submitted to us as originals or as copies thereof, the conformity to the originals of all documents submitted to us as copies, the genuineness of all signatures and the legal capacity of natural persons, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) as to enforceability and

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 4.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

any other matter herein to which relevant, the necessary entity authorization, execution, authentication, payment, delivery and enforceability of and under all documents, and the necessary entity power and authority with respect thereto,
(iv) the necessary ownership of and/or other rights and interests in assets, and the necessary adequacy and fairness of any consideration therefor, (v) the accuracy of the representations and warranties as to factual matters, and compliance by the parties thereto with the covenants, contained in any document,
(vi) the conformity of the underlying assets and related documents to the requirements of any agreement to which this opinion letter relates and (vii)
that there is not any other agreement that modifies or supplements the agreements expressed in any document to which this opinion letter relates in a manner that affects the correctness of any opinion expressed below. Each assumption herein is made and relied upon with your permission and without independent investigation and, with respect to the enforceability of any right or obligation, is subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, and (ii)
bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties.

      In rendering this opinion letter, each opinion expressed herein with respect to the enforceability of any right or obligation is subject to (i)
general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law, (ii) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties, (iii) the effect of certain laws, regulations and judicial and other decisions upon (A) the availability and enforceability of certain remedies, including the remedies of specific performance and self-help, and provisions purporting to waive the obligation of good faith, materiality, fair dealing, diligence, reasonableness or objection to judicial jurisdiction, venue or forum and (B) the enforceability of any provision the violation of which would not have any material adverse effect on the performance by any party of its obligations under any agreement and (iv) public policy considerations underlying United States federal securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement which purports or is construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any provisions referred to in foregoing clause (iii) will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

      This opinion letter is based upon our review of the documents referred to herein. We have conducted no independent investigation with respect to the facts contained in such documents and relied upon in rendering this opinion letter. We also note that we do not represent any of the parties to the transactions to which this opinion letter relates or any of their affiliates in

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 5.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

connection with matters other than certain transactions. However, the attorneys in this firm who are directly involved in the representation of parties to the transactions to which this opinion letter relates have no actual present knowledge of the inaccuracy of any fact relied upon in rendering this opinion letter. In addition, if we indicate herein that any opinion is based on our knowledge, our opinion is based solely on the actual present knowledge of such attorneys.

      In rendering this opinion letter, we do not express any opinion concerning any law other than the laws of the State of New York, the General Corporation
Law of the State of Delaware and, where expressly referred to below, the federal laws of the United States, including without limitation the Securities Act of
1933, as amended (the "1933 Act"), in each case without regard to conflicts of law principles. Any opinion expressed below to the effect that any agreement is valid, binding and enforceable relates only to an agreement that designates therein the laws of the State of New York as the governing law thereof. We do not express any opinion herein with respect to any matter not specifically addressed in the opinions expressed below, including without limitation (i) any statute, regulation or provision of law of any county, municipality or other political subdivision or any agency or instrumentality thereof or (ii) the securities or tax laws of any jurisdiction.

      Based upon and subject to the foregoing, it is our opinion that:

      1.    Each of the Lehman Sale Agreements, the Other Sale Agreements and
            the Pooling and Servicing Agreement is a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder in accordance with its terms against the Depositor.

      2.    The Certificates are validly issued and outstanding and are entitled to the benefits of the Pooling and Servicing Agreement.

      3.    With respect to the Depositor, the performance of its obligations under each of the Lehman Sale Agreements, the Other Sale Agreements,
            the Pooling and Servicing Agreement, the Underwriting Agreement and
            the Certificate Purchase Agreement and the consummation of the transactions contemplated thereby do not require any consent, approval, authorization or order of, filing with or notice to any
            United States federal or State of New York court, agency or other governmental body under any United States federal or State of New
            York statute or regulation that is normally applicable to
            transactions of the type contemplated by those Agreements, except such as may be required under the securities laws of any State of the United States or such as have been obtained, effected or given.

      4.    With respect to the Depositor, the performance of its obligations under each of the Lehman Sale Agreements, the Other Sale Agreements,
            the Pooling and Servicing Agreement, the Underwriting Agreement and
            the Certificate Purchase Agreement and the consummation of the transactions contemplated thereby will not result in any breach or violation of (i) any United States federal or State of New York statute or regulation that is normally applicable to transactions of the type contemplated by those Agreements or (ii) the General
            Corporation Law of the

LB-UBS Commercial Mortgage Trust 2007-C1                                 Page 6.
Commercial Mortgage Pass-Through Certificates, Series 2007-C1
February 27, 2007

            State of Delaware, in each case except for any such breach or violation that would not have a material adverse effect on the performance by the Depositor of its obligations under those
            Agreements.

      This opinion letter is rendered for the sole benefit of each addressee hereof with respect to the matters specifically addressed herein, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be made available, and this opinion letter may not be quoted or referred to in any other document made available, to any other person or entity except (i)
to any applicable rating agency, institution providing credit enhancement or liquidity support or governmental authority, (ii) to any accountant or attorney for any person or entity entitled hereunder to rely hereon or to whom or which this opinion letter may be made available as provided herein, (iii) to any and all persons, without limitation, in connection with the disclosure of the tax treatment and tax structure of the transaction to which this opinion letter relates, (iv) in connection with a due diligence inquiry by or with respect to any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter, (v)
in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body (including any securities or commodities exchange or the National Association of Securities Dealers, Inc.) and (vi) as
otherwise required by law; provided that none of the foregoing is entitled to rely hereon unless an addressee hereof. We assume no obligation to revise, supplement or withdraw this opinion letter, or otherwise inform any addressee hereof or other person or entity, with respect to any change occurring subsequent to the delivery hereof in any applicable fact or law or any judicial or administrative interpretation thereof, even though such change may affect a legal analysis or conclusion contained herein. In addition, no attorney-client relationship exists or has existed by reason of this opinion letter between our firm and any addressee hereof or other person or entity except for any addressee that is identified in the first paragraph hereof as a person or entity for which we have acted as counsel in rendering this opinion letter. In permitting reliance hereon by any person or entity other than such an addressee for which we have acted as counsel, we are not acting as counsel for such other person or entity and have not assumed and are not assuming any responsibility to advise such other person or entity with respect to the adequacy of this opinion letter for its purposes.

                                                     Very truly yours,

                                     ANNEX A

Structured Asset Securities                 Standard & Poor's Ratings Services,
Corporation II                               a division of The McGraw-Hill
745 Seventh Avenue                          Companies, Inc.
New York, New York 10019                    55 Water Street, 10th Floor
                                            New York, New York 10004

Lehman Brothers Inc.                        Fitch, Inc
745 Seventh Avenue                          One State Street Plaza
New York, New York 10019                    New York, New York 10004

UBS Global Asset Management (US) Inc.       LaSalle Bank National Association
1285 Avenue of the Americas                 135 South LaSalle Street, Suite 1625
New York, New York 10019                    Chicago, Illinois 60603

Wachovia Capital Markets, LLC               Midland Loan Services, Inc.
One Wachovia Center                         10851 Mastin, Suite 300
301 South College Street                    Overland Park, Kansas 66210
Charlotte, North Carolina 28288-0610

KeyCorp Real Estate Capital Markets,        LUBS Inc.
Inc.                                        745 Seventh Avenue
911 Main Street, Suite 64105                New York, New York 10019
Kansas City, Missouri 64105

                                      B-1-1

                                   EXHIBIT B-2

                    OPINION OF IN-HOUSE COUNSEL TO THE SELLER

                      [LETTERHEAD OF LEHMAN BROTHERS INC.]

                                February 15, 2007

Structured Asset Securities                 KeyCorp Real Estate Capital Markets,
Corporation II                              Inc.
745 Seventh Avenue                          911 Main Street, Suite 64105
New York, New York 10019                    Kansas City, Missouri 64105

Lehman Brothers Inc.                        LaSalle Bank National Association
745 Seventh Avenue                          135 South LaSalle Street, Suite 1625
New York, New York 10019                    Chicago, Illinois 60603

Lehman Brothers Holdings Inc.               Midland Loan Services, Inc.
745 Seventh Avenue                          10851 Mastin, Suite 300
New York, New York 10019                    Overland Park, Kansas 66210

LUBS Inc.                                   Fitch, Inc.
745 Seventh Avenue                          One State Street Plaza
New York, New York 10019                    New York, New York 10004

UBS Global Asset Management (US) Inc.       Standard & Poor's Ratings Services,
1285 Avenue of the Americas                  a division of The McGraw-Hill
New York, New York 10019                    Companies Inc.
                                            55 Water Street, 10th Floor
                                            New York, New York 10041

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0610

            Re:   LB-UBS Commercial Mortgage Trust 2007-C1 Commercial Mortgage
                  Pass-Through Certificates, Series 2007-C1

Ladies and Gentlemen:

            I am internal counsel to Lehman Brothers Holdings Inc. ("LBHI") and, in such capacity, have also acted as counsel to LUBS Inc. ("LUBS"). I am familiar with matters pertaining to the following agreements (collectively, the
"Agreements"):

                                      B-2-1

                  (i)     the LUBS Mortgage Loan Purchase Agreement dated as of
      February 15, 2007 (the "LUBS Mortgage Loan Purchase Agreement"), between
      LUBS, Structured Asset Securities Corporation II ("SASCO II") and LBHI as
      an additional party;

                  (ii)    the LBHI Mortgage Loan Purchase Agreement dated as of
      February 15, 2007, (the "LBHI Mortgage Loan Purchase Agreement"), between
      LBHI and Structured Asset Securities Corporation II ("SASCO II");

                  (iii)   the LBHI Indemnification Agreement dated as of
      February 15, 2007 (the"LBHI Indemnification Agreement"), between LBHI,
      SASCO II, Lehman Brothers Inc. ("LBI"), UBS Global Asset Management (US)
      Inc. ("UBS-AM") and Wachovia Capital Markets, LLC ("WCM").

            You have asked for my opinion regarding various legal matters involving, among other things, LBHI, LUBS and the Agreements.

            As to matters of fact material to this opinion, I have relied, without independent investigation on (i) the representations and warranties of each of LBHI and LUBS in the Agreements, (ii) the relevant resolutions of the
Board of Directors of each of LBHI and LUBS, (iii) certificates of responsible officers of each of LBHI and LUBS, and (iv) certificates of public officials. In this connection, I have examined or have caused to be examined on my behalf, a copy of each of the Agreements and such other documents and instruments which I have deemed necessary or appropriate in connection with this opinion.

            I have relied on originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of each of LBHI and LUBS, records of proceedings taken by each of LBHI and LUBS and other corporate documents and records of each of LBHI and LUBS, and have made such other investigations as I have deemed relevant or necessary for the purpose of this opinion. I have assumed, without independent investigation, the genuineness of all signatures (other than those of officers of LBHI or LUBS), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or reproduction copies.

            On the basis of and subject to the foregoing, it is my opinion that:

            (1)   Each of LBHI and LUBS is a corporation duly incorporated,
validly existing and in good standing under the laws of the State of Delaware.
LBHI has the requisite corporate power and authority to transact business in the manner described in the Agreements and to consummate the transactions contemplated by the Agreements. LUBS has the requisite corporate power and authority to transact business in the manner described in the LUBS Mortgage Loan
Purchase Agreement and to consummate the transactions contemplated by the LUBS
Mortgage Loan Purchase Agreement.

            (2)   Each Agreement has been duly authorized, executed and
delivered by LBHI. The LUBS Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by LUBS.

            (3)   The execution, delivery and performance of the Agreements by
LBHI, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or

                                      B-2-2

instrument known to me to which LBHI is a party, (ii) do not contravene LBHI's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LBHI and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LBHI to perform its obligations under the Agreements).

            (4)   The execution, delivery and performance of the LUBS Mortgage
Loan Purchase Agreement by LUBS, (i) to my knowledge, do not and will not result in a material breach or violation of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which LUBS is a party, (ii) do not contravene LUBS's certificate of incorporation or by-laws, and (iii) to my knowledge, do not contravene any order of any court or governmental agency that names LUBS and is specifically directed to its property (except for such breaches, violations, defaults or contraventions as would not have a material adverse effect on the ability of LUBS to perform its obligations under the LUBS
Mortgage Loan Purchase Agreement).

            The foregoing opinions are subject to the following additional assumptions, exceptions, qualifications and limitations:

            A.    I am a member of the Bar of the State of New York and render no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of
                  the State of Delaware and the federal laws of the United
                  States of America.

            B.    My opinions are limited to the present laws and to the facts as they presently exist. I assume no obligation to revise or supplement this opinion should the present laws of any
                  jurisdiction referred to in paragraph A. above be changed by legislative action, judicial decision or otherwise.

            This opinion is being delivered to you for your sole use in connection with the Agreements and the related transactions and may not be used or relied upon by any other person, firm or entity in any other context for any other purpose. This opinion may not be quoted in whole or part, nor may copies be furnished or delivered to any other person without my express written consent.

            The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with the said opinions.

                                Very truly yours,

                                      B-2-3